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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                           -------------------------

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

               Date of Report (Date of earliest event reported):
                              September 29, 1997


                           CROWN LABORATORIES, INC.
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            (Exact name of registrant as specified in its charter)


                                   Delaware
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                (State or other jurisdiction of incorporation)


       1-12848                                          75-2300995
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Commission File Number                       (IRS Employer Identification No.)


              6780 Caballo Street, Las Vegas, NV            89119
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           (Address of principal executive offices)       (Zip Code)

                                (702) 696-9300
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              Registrant's telephone number, including area code
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Item 7.  Financial Statements and Exhibits.
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            (c)     Exhibits

            1.   Form of Regulation S Warrant Agreement.

Item 9.  Sale of Equity Securities Pursuant to Regulation S
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On September 29, 1997, the holder of the Company's Series E Preferred Stock converted 90 shares of this series into 1,600,000 shares of the Company's Common Stock. In turn, the holder sold these shares of Common Stock privately and then acquired, in a Regulation S offering, 1,285,715 shares of Common Stock from the Company. The shares of Common Stock were sold by the Company at $.70 per share for an aggregate of $900,000. There are currently outstanding 210 shares of Series E Preferred Stock.

On September 29, 1997, the Company raised $500,000 in a Regulation S sale of prepaid, mandatory exercisable warrants to purchase Common Stock to a new investor. The warrants may be exercised in whole or in part in amounts over $10,000 of the principal amount of the warrants, at any time, until expiration on September 28, 1999. The exercise price for each share of common stock shall be equal to the lower of (x) 80% of the average closing price of the common stock for the one (1) business day immediately preceding the issue date of the warrant or (y) 80% of the average closing price of the common stock for the one
(1) business day immediately preceding the date of receipt by the Company of the notice of exercise, as reported on the principal stock exchange on which the Company's common stock is traded. At the present time no shares of Common Stock have been issued under this arrangement.

No underwriter of placement agent was used in either of the sales. Each of the sales was made to a "non-U.S. Person" as defined in Regulation S and the purchasers made representations to the Company regarding their status and actions necessary to comply with Regulation S. The aggregate expenses and legal fees related to the offerings totaled $89,760.
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                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.


                              CROWN LABORATORIES, INC.


                              By:    /s/ Craig E. Nash
                                     -------------------------
                              Name:  Craig E. Nash
                              Title: Chairman of the Board and
                                     Chief Executive Officer



Dated: November 14, 1997
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                                 EXHIBIT INDEX
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Exhibit No.                       Description
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 7(c) (1)      Form of Regulation S Warrant Agreement (1)



(1)  Filed as Exhibit 4(b) to the Company's Form 10-QSB filed on November 14,
1997.